UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

NOVA BIOSOURCE FUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other Jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019
(Address of Principal Executive Offices)

713-869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2006, the Board of Directors of Nova Oil, Inc. (the “Company”) approved a Plan of Merger to merge the Company’s wholly owned subsidiary, Nova Biosource Fuels, Inc. (“Nova Biosource”), with and into the Company.  Prior to the merger, Nova Biosource had no assets or liabilities.  The sole purpose of the merger was to change the name of the Company to “Nova Biosource Fuels, Inc.”

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 12, 2006, in connection with the merger discussed in Item 1.01 above, the Company amended its Articles of Incorporation in order to change the name of the Company from “Nova Oil, Inc.” to “Nova Biosource Fuels, Inc.”

ITEM 7.01 REGULATION FD DISCLOSURE

On September 13, 2006, the Company issued a press release to announce that it had changed its name to “Nova Biosource Fuels, Inc.”, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1                           Press Release dated September 13, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

By:	/s/ Kenneth T. Hern
Name:	Kenneth T. Hern
Title:	Chief Executive Officer

Date:  September 13, 2006

EXHIBIT INDEX

99.1                           Press Release dated September 13, 2006.